Exhibit 4(i)
ANCHOR NATIONAL LIFE INSURANCE COMPANY

TAX-SHELTERED ANNUITY ENDORSEMENT

Notwithstanding any provision contained therein to the contrary, the Certificate to which this Endorsement is attached is amended as follows:

PARTICIPANT AND ANNUITANT

1.  The Participant must be either an organization described in IRC Section 403(b)(1)(A) or an Employee of such an organization. If the Participant is an organization described in IRC Section 403(b)(1)(A), the term “Employee” as used in this Endorsement shall mean the individual Employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant and the Payee. If the Participant is an Employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same Employee.

If the Certificate is used as a funding mechanism for a rollover under Sections 403(b) or 408(d)(3) or a transfer pursuant to Revenue Ruling 90-24, the Participant must be one individual, that same individual must be the Annuitant, and the term “Employee” shall mean that individual.

The Annuitant and Payee cannot be changed, except as otherwise permitted under the IRC and applicable regulations. A joint Participant cannot be named. All distributions made while the Employee is alive must be made to the Employee.

NONTRANSFERABLE

2.  The interest of the Employee in the Certificate is non-transferable within the meaning of IRC section 401 (g) and applicable regulations and, except as provided by law, is non-forfeitable. In particular, the Certificate may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than Us.

PAYMENTS

3.  Purchase payments or premium payments, whichever is applicable (“payments”), must be made by an organization described in IRC section 403(b)(1)(A), except in the case of rollover contributions under IRC sections 403(b)(8) and 408(d)(3), or a transfer pursuant to Revenue Ruling 90-24. The Employee must be an employee of such organization. Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

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To the extent payments are in excess of the amounts permitted under IRC Sections 402(g), 415, or 403(b), the Company may distribute amounts equal to such excess as permitted by applicable law.

REQUIRED BEGINNING DATE

4.  The Employee’s entire interest in the Certificate shall be distributed as required under IRC Section 403 (b)(l 0) and applicable regulations.

As used in this Endorsement, for years beginning before 1997, the term “required beginning date” shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2, or such later date to the extent provided by law. For an Employee who attains age 70-1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401 (a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70-1/2, or (ii) the calendar year in which the Employee retires, or such later date as provided by law.

Effective for years after December 31, 1996, the term “required beginning date” as used in this Endorsement means April 1 of the calendar year following the later of (1) the calendar year in which the Employee attains age 70-1/2, or (2) the calendar year in which the Employee retires. However, the required beginning date means April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2 for an Employee who:

(a)  is a 5-percent owner (as defined in IRC Section 416) of the organization described in section 1 of this Endorsement with respect to the plan year ending in the calendar year in which the Employee attains age 70-1/2; and

(b)  is not in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)).

DISTRIBUTIONS DURING EMPLOYEE’S LIFE

5.  Unless otherwise permitted under applicable law, the Employee’s entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee, or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee or the joint life and last survivor expectancy of the Employee and the designated beneficiary, as required by law.

If the Employee’s interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of IRC

2

Section 401 (a)(9) and the regulations thereunder, including incidental death benefit requirements of Section 401 (a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401 (a)(9)-2.

DISTRIBUTIONS AFTER EMPLOYEE’S DEATH

6.  Unless otherwise permitted under applicable law, if the Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments or income payments, whichever term is applicable), the remaining portion of the Employee’s interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee’s death.

Unless otherwise permitted under applicable law, if the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee’s death, except that

(a)  if the interest is payable to an individual who is the Employee’s designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

(b)  if the designated beneficiary is the Employee’s surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of:

(i)  December 31 of the calendar year immediately following the calendar year in which the Employee died, and

(ii)  December 31 of the calendar year in which the Employee would have attained age 70-1/2.

If the surviving spouse dies before distributions begin, the limitations of this Section 6 (without regard to this paragraph (b)) shall be applied as if the surviving spouse were the Employee.

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An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee’s death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made no later than December 31 of the calendar year immediately following the calendar year in which the Employee died. If no such election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee’s death.

LIFE EXPECTANCY CALCULATIONS

7.  Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

If benefits under the Certificate are payable in accordance with an annuity option provided under the Certificate, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee’s death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year in which life expectancy was first calculated.

ANNUITY OPTIONS

8.  All annuity options under the Certificate must meet the requirements of IRC Section 403 (b)(10) and applicable regulations, including the requirement that payments to persons other than the Employee are incidental. The provisions of this Endorsement reflecting the requirements of IRC Sections 401 (a)(9) and 403 (b)(10) override any annuity option which is inconsistent with such requirements.

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If a guaranteed period of payments is chosen under an annuity option, the length of the period must not exceed the shorter of (1) the Employee’s life expectancy, or if a Joint Annuitant is named, the joint and last survivor expectancy of the Employee and the Joint Annuitant, and (2) the applicable maximum period under section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

The Joint Annuitant, if one is named, must be either the Employee’s spouse or an individual who is not more than 10 years younger than the Employee. All payments made under a joint and survivor annuity option after the Employee’s death while the Joint Annuitant is alive must be made to the Joint Annuitant.

Payments must be made in periodic payments at intervals of no longer than one year. In addition, payments must either be non-increasing or may increase only as provided in Q&A F-3 of section 1.401 (a)(9)-l of the Proposed Income Tax Regulations.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

9.  Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held on December 31, 1988, shall not be paid unless the Employee has reached age 59-1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship; provided that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

10.  Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7) (or amounts attributable to such an account), and earnings on such amounts, will not be paid or made available before the Employee dies, attains age 59-1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)), or in the case of such amounts attributable to contributions made pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions (excluding earnings thereon); and provided further, that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Section 9 of this Endorsement shall not apply to payments or earnings subject to this Section 10 which shall instead govern.

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TAX-FREE DIRECT TRANSFERS

11.  Direct transfers to another contract qualifying under IRC Section 403(b) or to a custodial account qualifying under IRC Section 403(b)(7) may be made only as permitted by applicable law. Amounts subject to withdrawal restrictions under the IRC may only be transferred to such a contract or account with the same or more stringent restrictions.

DIRECT ROLLOVERS

12.  This Section 12 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by Us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Sections 403(b)(10) and 401(a)(9); and (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in IRC Section 408(b), that accepts the distributee’s eligible rollover distributions. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible rollover plan is an individual retirement account or an individual retirement annuity.

A distributee includes an Employee or former Employee. In addition, the Employee or former Employee’s surviving spouse and the Employee or former Employee’s spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees, within the meaning of this Section 12, with regard to the interest of the spouse or former spouse.

A direct rollover is a plan payment by the plan administrator or Us to the eligible retirement plan specified by the distributee.

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ERISA

13.  If the Certificate is subject to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA), the following provisions shall also apply:

(a)  In the event of the Employee’s death prior to the Annuity Date, the Death Benefit shall be paid to (1) the surviving spouse of the Employee in the form required by section 205 of ERISA, unless the spouse elects otherwise in accordance with the requirements of such section 205 or applicable regulations; or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by section 205 of ERISA, or if the applicable regulations otherwise permit, to the Beneficiary under the Certificate.

(b)  Except as otherwise permitted, only a pure joint and survivor annuity option with no guaranteed period, and without any reduction in the payment to the survivor, is available to a married Employee, and the Joint Annuitant must be the Employee’s spouse. A married Employee may elect another annuity option or designate another Joint Annuitant, provided his or her spouse consents in accordance with the requirements of section 205 of ERISA (and applicable regulations), or provided such election is otherwise permitted under such applicable regulations. An unmarried Employee will be deemed to have elected a straight life annuity option with no guaranteed period unless he or she makes a different election in the manner required under section 205 of ERISA (and applicable regulations).

(c)  Elections and consents required by ERISA may be revoked in the form, time and manner prescribed in section 205 of ERISA (and applicable regulations). All elections and consents required by ERISA shall adhere to the requirements of the applicable regulations interpreting section 205 of ERISA (or any other applicable law), including the requirements as to the timing of any elections or consents.

(d)  If a withdrawal is permitted by the employer’s plan, no withdrawal, partial or total, may be made without consent of the Employee and the Employee’s spouse in the manner required by section 205 of ERISA (and applicable regulations), except to the extent that such consent is not required under such applicable regulations. Any withdrawal must be made in the form required under section 205 of ERISA (and applicable regulations), unless the Employee (and spouse, if applicable) makes an election in the form and manner permitted under such regulations, to receive the benefit in another form. Any loan must conform to the requirements of ERISA.

(e)  If the Employee’s Certificate Value, Accumulation Value, or Annuity Value, whichever term is applicable, is greater than $5,000, as determined on the first day of the month preceding the Annuity Date, in accordance with section 205 of ERISA (and applicable regulations), We will not exercise any right to pay such value to the Employee on the Annuity Date in one lump sum in lieu of annuity benefits.

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IRC AND ERISA REQUIREMENTS

14.  The provisions of this Endorsement are intended to comply with the requirements of the IRC and, if applicable, ERISA, for IRC Section 403(b) annuity contracts. The Company reserves the right to amend the Certificate and this Endorsement from time to time, without the Participant’s consent, when necessary to comply with the provisions of the IRC, related regulations and, if applicable, ERISA, in order to maintain this as a IRC Section 403(b) annuity contract.

15.  The ability of a Participant to exercise rights under this Certificate and this Endorsement may be further restricted under the Employer’s Plan under which this Certificate and Endorsement are issued. Therefore, You might wish to check with the employer sponsor of this 403(b) arrangement before you exercise any rights or make any elections under this Certificate and Endorsement.

16.  The MISSTATEMENT OF AGE OR SEX section of the Certificate is deleted and replaced by the following section entitled “MISSTATEMENT OF AGE”.

MISSTATEMENT OF AGE
If the Age of any Annuitant has been misstated, future annuity payments will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios (“Subaccounts”) will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

17.  The PROOF OF AGE, SEX OR SURVIVAL section of the Certificate is deleted and replaced by the following section entitled “PROOF OF AGE AND SURVIVAL.”

PROOF OF AGE AND SURVIVAL.    We may require satisfactory proof of correct age at anytime. If any payment under this Certificate depends on the Payee being alive, We may require satisfactory proof of survival.

18.  The tables in the ANNUITY PAYMENT OPTIONS section are deleted and replaced by the following:

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FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

Age of Annuitant	Option 1 Life Annuity	Option 4 Life Annuity (w/120 payments guaranteed)	Option 4 Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

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OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000. (Monthly installments for ages not shown will be furnished upon request.) Joint & 100% Survivor Life Annuity
Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000. (Monthly installments for ages not shown will be furnished upon request.) Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)
Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000. (Monthly installments for ages not shown will be furnished upon request) Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)
Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

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OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000. Fixed Payment for Specified Period
Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

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VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

	Option 1v	Option 4v	Option 4v
Age of Annuitant	Life Annuity	Life Annuity (w/120 payments guaranteed)	Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

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OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

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OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
Payments for a Specified Period

Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

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All other terms and conditions of the Certificate remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/S/ CHRISTINE A. NIXON	/S/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

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ANCHOR NATIONAL LIFE INSURANCE COMPANY

TAX-SHELTERED ANNUITY ENDORSEMENT

        Notwithstanding any provision contained therein to the contrary, the Contract to which this Endorsement is attached is amended as follows:

OWNER AND ANNUITANT

1.  The Owner must be either an organization described in IRC Section 403(b)(1)(A) or an Employee of such an organization. If the Owner is an organization described in IRC Section 403(b)(1)(A), the term “Employee” as used in this Endorsement shall mean the individual Employee for whose benefit the organization has established an annuity plan under IRC Section 403(b). Such employee shall be the Annuitant and the Payee. If the Owner is an Employee of an organization described in IRC Section 403(b)(1)(A), the Annuitant must be the same Employee.

If the Contract is used as a funding mechanism for a rollover under Sections 403(b) or 408(d)(3) or a transfer pursuant to Revenue Ruling 90-24, the Owner must be one individual, that same individual must be the Annuitant, and the term “Employee” shall mean that individual.

The Annuitant and Payee cannot be changed, except as otherwise permitted under the IRC and applicable regulations. A joint Owner cannot be named. All distributions made while the Employee is alive must be made to the Employee.

NONTRANSFERABLE

2.  The interest of the Employee in the Contract is non-transferable within the meaning of IRC section 401 (g) and applicable regulations and, except as provided by law, is non-forfeitable. In particular, the Contract may not be sold, assigned, discounted, or pledged as collateral for a loan or as security for the performance of any obligation or for any other purpose, to any person other than Us.

PAYMENTS

3.  Purchase payments or premium payments, whichever is applicable (“payments”), must be made by an organization described in IRC section 403(b)(1)(A), except in the case of rollover contributions under IRC sections 403(b)(8) and 408(d)(3), or a transfer pursuant to Revenue Ruling 90-24. The Employee must be an employee of such organization. Payments made pursuant to a salary reduction agreement shall be limited to the extent provided in IRC section 402(g). Payments shall not exceed the amount allowed by IRC Section 415.

To the extent payments are in excess of the amounts permitted under IRC Sections 402(g), 415, or 403(b), the Company may distribute amounts equal to such excess as permitted by applicable law.

REQUIRED BEGINNING DATE

4.  The Employee’s entire interest in the Contract shall be distributed as required under IRC Section 403 (b)(10) and applicable regulations.

As used in this Endorsement, for years beginning before 1997, the term “required beginning date” shall mean April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2, or such later date to the extent provided by law. For an Employee who attains age 70-1/2 before January 1, 1988, or for an Employee in a governmental plan or a church plan (as defined in IRC Section 401 (a)(9)(C)), the required beginning date shall mean April 1 of the calendar year following the later of (i) the calendar year in which the Employee attains age 70-1/2, or (ii) the calendar year in which the Employee retires, or such later date as provided by law.

Effective for years after December 31, 1996, the term “required beginning date” as used in this Endorsement means April 1 of the calendar year following the later of (1) the calendar year in which the Employee attains age 70-1/2, or (2) the calendar year in which the Employee retires. However, the required beginning date means April 1 of the calendar year following the calendar year in which the Employee attains age 70-1/2 for an Employee who:

        (a)  is a 5-percent owner (as defined in IRC Section 416) of the organization described in section 1 of this Endorsement with respect to the plan year ending in the calendar year in which the Employee attains age 70-1/2; and

        (b)  is not in a governmental plan or a church plan (as defined in IRC Section 401(a)(9)(C)).

DISTRIBUTIONS DURING EMPLOYEE’S LIFE

5.  Unless otherwise permitted under applicable law, the Employee’s entire interest shall be distributed no later than the required beginning date, or shall be distributed, beginning no later than the required beginning date, over (a) the life of the Employee, or the joint lives of the Employee and an individual who is his or her designated beneficiary (within the meaning of IRC Section 401(a)(9)), or (b) a period not extending beyond the life expectancy of the Employee or the joint life and last survivor expectancy of the Employee and the designated beneficiary, as required by law.

If the Employee’s interest is to be distributed over a period greater than one year, then the amount to be distributed by December 31 of each year (including the year in which the required beginning date occurs) shall be made in accordance with the requirements of

IRC Section 401 (a)(9) and the regulations thereunder, including incidental death benefit requirements of Section 401 (a)(9)(G), and the regulations thereunder, including the minimum distribution incidental benefit requirement of Proposed Treasury Regulation Section 1.401 (a)(9)-2.

DISTRIBUTIONS AFTER EMPLOYEE’S DEATH

6.  Unless otherwise permitted under applicable law, if the Employee dies on or after the required beginning date (or if distributions have begun before the required beginning date as irrevocable annuity payments or income payments, whichever term is applicable), the remaining portion of the Employee’s interest (if any) shall be distributed at least as rapidly as under the method of distribution in effect as of the Employee’s death.

Unless otherwise permitted under applicable law, if the Employee dies before the required beginning date and an irrevocable annuity distribution has not begun, the Employee’s entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee’s death, except that

        (a)  if the interest is payable to an individual who is the Employee’s designated beneficiary, the designated beneficiary may elect to receive the entire interest over the life of the designated beneficiary or over a period not extending beyond the life expectancy of the designated beneficiary, commencing on or before December 31 of the calendar year immediately following the calendar year in which the Employee died; or

        (b)  if the designated beneficiary is the Employee’s surviving spouse, the surviving spouse may elect to receive the entire interest over the life of the surviving spouse or over a period not extending beyond the life expectancy of the surviving spouse, commencing at any date prior to the later of:

        (i)  December 31 of the calendar year immediately following the calendar year in which the Employee died, and

        (ii)  December 31 of the calendar year in which the Employee would have attained age 70-1/2.

        If the surviving spouse dies before distributions begin, the limitations of this Section 6 (without regard to this paragraph (b)) shall be applied as if the surviving spouse were the Employee.

An irrevocable election of the method of distribution by a designated beneficiary who is the surviving spouse must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the Employee’s death or the date distributions are required to begin pursuant to this provision (b). If no election is made, the entire interest will be distributed in accordance with the method of distribution in this provision (b).

An irrevocable election of the method of distribution by a designated beneficiary who is not the surviving spouse must be made no later than December 31 of the calendar year immediately following the calendar year in which the Employee died. If no such election is made, the entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Employee’s death.

LIFE EXPECTANCY CALCULATIONS

7. Life expectancy is computed by use of the expected return multiples in Tables V and VI of Section 1.72-9 of the Income Tax Regulations.

If benefits under the Contract are payable in accordance with an annuity option provided under the Contract, life expectancy shall not be recalculated. If benefits are payable under an alternate form acceptable to Us, life expectancies shall not be recalculated unless annual recalculations are elected at the time distributions are required to begin (a) by the Employee, or (b) for purposes of distributions beginning after the Employee’s death, by the surviving spouse. Such an election shall be irrevocable as to the Employee or the surviving spouse, and shall apply to all subsequent years.

The life expectancy of a non-spouse designated beneficiary (a) may not be recalculated, and (b) shall be calculated using the attained age of such designated beneficiary during the calendar year in which distributions are required to begin pursuant to this Endorsement. Payments for any subsequent calendar year shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year in which life expectancy was first calculated.

ANNUITY OPTIONS

8.  All annuity options under the Contract must meet the requirements of IRC Section 403 (b)(10) and applicable regulations, including the requirement that payments to persons other than the Employee are incidental. The provisions of this Endorsement reflecting the requirements of IRC Sections 401 (a)(9) and 403 (b)(10) override any annuity option which is inconsistent with such requirements.

If a guaranteed period of payments is chosen under an annuity option, the length of the period must not exceed the shorter of (1) the Employee’s life expectancy, or if a Joint Annuitant is named, the joint and last survivor expectancy of the Employee and the Joint

Annuitant, and (2) the applicable maximum period under section 1.401(a)(9)-2 of the Proposed Income Tax Regulations.

The Joint Annuitant, if one is named, must be either the Employee’s spouse or an individual who is not more than 10 years younger than the Employee. All payments made under a joint and survivor annuity option after the Employee’s death while the Joint Annuitant is alive must be made to the Joint Annuitant.

Payments must be made in periodic payments at intervals of no longer than one year. In addition, payments must either be non-increasing or may increase only as provided in Q&A F-3 of section 1.401 (a)(9)-1 of the Proposed Income Tax Regulations.

WITHDRAWAL OF SALARY REDUCTION CONTRIBUTIONS

9.  Withdrawals and other distributions attributable to contributions made pursuant to a salary reduction agreement after December 31, 1988, and the earnings on such contributions and on amounts held on December 31, 1988, shall not be paid unless the Employee has reached age 59-1/2, separated from service, died, become disabled (within the meaning of IRC Section 72(m)(7)) or incurred a hardship; provided that amounts permitted to be distributed in the event of hardship shall be limited to actual salary deferral contributions (excluding earnings thereon); and provided further that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p).

WITHDRAWAL OF CUSTODIAL ACCOUNT CONTRIBUTIONS

10.  Payments made by a nontaxable transfer from a custodial account qualifying under IRC Section 403(b)(7) (or amounts attributable to such an account), and earnings on such amounts, will not be paid or made available before the Employee dies, attains age 59-1/2, separates from service, becomes disabled (within the meaning of IRC Section 72(m)(7)), or in the case of such amounts attributable to contributions made pursuant to a salary reduction agreement, encounters financial hardship; provided, that such amounts permitted to be paid or made available in the event of financial hardship shall be limited to amounts attributable to actual salary deferral contributions (excluding earnings thereon); and provided further, that amounts may be distributed pursuant to a qualified domestic relations order to the extent permitted by IRC Section 414(p). Section 9 of this Endorsement shall not apply to payments or earnings subject to this Section 10 which shall instead govern.

TAX-FREE DIRECT TRANSFERS

11.  Direct transfers to another contract qualifying under IRC Section 403(b) or to a custodial account qualifying under IRC Section 403(b)(7) may be made only as permitted by applicable law. Amounts subject to withdrawal restrictions under the IRC may only be transferred to such a contract or account with the same or more stringent restrictions.

DIRECT ROLLOVERS

12.  This Section 12 applies to distributions made on or after January 1, 1993. A distributee may elect, at the time and in the manner prescribed by Us, to have any portion of an eligible rollover distribution paid directly to an eligible retirement plan specified by the distributee in a direct rollover.

An eligible rollover distribution is any distribution of all or any portion of the balance to the credit of the distributee, except that an eligible rollover distribution does not include (1) any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the distributee or the joint lives (or joint life expectancies) of the distributee and the distributee’s designated beneficiary, or for a specified period of ten years or more; (2) any distribution to the extent such distribution is required under IRC Sections 403(b)(10) and 401(a)(9); and (3) the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

An eligible retirement plan is an annuity described in IRC Section 403(b), an individual retirement account described in IRC Section 408(a), or an individual retirement annuity described in Section IRC 408(b), that accepts the distributee’s eligible rollover distributions. However, in the case of an eligible rollover distribution to the surviving spouse, an eligible rollover plan is an individual retirement account or an individual retirement annuity.

A distributee includes an Employee or former Employee. In addition, the Employee or former Employee’s surviving spouse and the Employee or former Employee’s spouse or former spouse who is the alternative payee under a qualified domestic relations order, as defined in IRC Section 414(p), are distributees, within the meaning of this Section 12, with regard to the interest of the spouse or former spouse.

A direct rollover is a plan payment by the plan administrator or Us to the eligible retirement plan specified by the distributee.

ERISA

13.  If the Contract is subject to the requirements of the Employee Retirement Income Security Act of 1974 (ERISA), the following provisions shall also apply:

        (a)  In the event of the Employee’s death prior to the Annuity Date, the Death Benefit shall be paid to (1) the surviving spouse of the Employee in the form required by section 205 of ERISA, unless the spouse elects otherwise in accordance with the requirements of such section 205 or applicable regulations; or (2) if there is no surviving spouse, or if the surviving spouse has consented in the manner required by section 205 of ERISA, or if the applicable regulations otherwise permit, to the Beneficiary under the Contract.

        (b)  Except as otherwise permitted, only a pure joint and survivor annuity option with no guaranteed period, and without any reduction in the payment to the survivor, is available to a married Employee, and the Joint Annuitant must be the Employee’s spouse. A married Employee may elect another annuity option or designate another Joint Annuitant, provided his or her spouse consents in accordance with the requirements of section 205 of ERISA (and applicable regulations), or provided such election is otherwise permitted under such applicable regulations. An unmarried Employee will be deemed to have elected a straight life annuity option with no guaranteed period unless he or she makes a different election in the manner required under section 205 of ERISA (and applicable regulations).

        (c)  Elections and consents required by ERISA may be revoked in the form, time and manner prescribed in section 205 of ERISA (and applicable regulations). All elections and consents required by ERISA shall adhere to the requirements of the applicable regulations interpreting section 205 of ERISA (or any other applicable law), including the requirements as to the timing of any elections or consents.

        (d)  If a withdrawal is permitted by the employer’s plan, no withdrawal, partial or total, may be made without consent of the Employee and the Employee’s spouse in the manner required by section 205 of ERISA (and applicable regulations), except to the extent that such consent is not required under such applicable regulations. Any withdrawal must be made in the form required under section 205 of ERISA (and applicable regulations), unless the Employee (and spouse, if applicable) makes an election in the form and manner permitted under such regulations, to receive the benefit in another form. Any loan must conform to the requirements of ERISA.

        (e)  If the Employee’s Contract Value, Accumulation Value, or Annuity Value, whichever term is applicable, is greater than $5,000, as determined on the first day of the month preceding the Annuity Date, in accordance with section 205 of ERISA (and applicable regulations), We will not exercise any right to pay such value to the Employee on the Annuity Date in one lump sum in lieu of annuity benefits.

IRC AND ERISA REQUIREMENTS

14.  The provisions of this Endorsement are intended to comply with the requirements of the IRC and, if applicable, ERISA, for IRC Section 403(b) annuity contracts. The Company reserves the right to amend the Contract and this Endorsement from time to time, without the Owner’s consent, when necessary to comply with the provisions of the IRC, related regulations and, if applicable, ERISA, in order to maintain this as a IRC Section 403(b) annuity contract.

15.  The ability of a Owner to exercise rights under this Contract and this Endorsement may be further restricted under the Employer’s Plan under which this Contract and Endorsement are issued. Therefore, You might wish to check with the employer sponsor of this 403(b) arrangement before you exercise any rights or make any elections under this Contract and Endorsement.

16.  The MISSTATEMENT OF AGE OR SEX section of the Contract is deleted and replaced by the following section entitled “MISSTATEMENT OF AGE”.

MISSTATEMENT OF AGE

If the Age of any Annuitant has been misstated, future annuity payments will be adjusted using the correct Age according to Our rates in effect on the date that annuity payments were determined. Any overpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be deducted from the next payment(s) due. Any underpayment from the Fixed Account Options, plus interest at the rate of 4% per year, will be paid in full with the next payment due. Any overpayment from the Variable Portfolios (“Subaccounts”) will be deducted from the next payment(s) due. Any underpayment from the Variable Portfolios will be paid in full with the next payment due.

17.  The PROOF OF AGE OR SURVIVAL section of the Contract is deleted and replaced by the following section entitled “PROOF OF AGE AND SURVIVAL.”

PROOF OF AGE AND SURVIVAL. We may require satisfactory proof of correct age at anytime. If any payment under this Contract depends on the Payee being alive, We may require satisfactory proof of survival.

18.  The tables in the ANNUITY PAYMENT OPTIONS section are deleted and replaced by the following:

FIXED ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and a guaranteed interest rate of 3%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Fixed Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1 & 4—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

	Option 1	Option 4	Option 4
Age of Annuitant	Life Annuity	Life Annuity (w/120 payments guaranteed)	Life Annuity (w/240 payments guaranteed)
55	4.04	4.00	3.90
56	4.11	4.08	3.96
57	4.19	4.15	4.02
58	4.28	4.23	4.09
59	4.37	4.32	4.15
60	4.47	4.41	4.22
61	4.57	4.50	4.29
62	4.68	4.61	4.36
63	4.80	4.71	4.43
64	4.93	4.82	4.50
65	5.07	4.94	4.57
66	5.21	5.07	4.64
67	5.37	5.20	4.72
68	5.53	5.34	4.79
69	5.71	5.48	4.86
70	5.90	5.63	4.92
71	6.11	5.79	4.99
72	6.33	5.95	5.05
73	6.57	6.13	5.11
74	6.82	6.30	5.16
75	7.10	6.48	5.21
76	7.39	6.67	5.26
77	7.71	6.86	5.30
78	8.05	7.05	5.34
79	8.42	7.24	5.37
80	8.81	7.44	5.40
81	9.24	7.63	5.42
82	9.70	7.82	5.44
83	10.19	8.00	5.46
84	10.72	8.17	5.47
85	11.29	8.34	5.49

OPTION 2—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.77	3.85	3.92	3.97	4.00
60	3.66	3.83	3.99	4.14	4.25	4.34	4.39
65	3.77	3.99	4.23	4.45	4.65	4.80	4.91
70	3.85	4.14	4.45	4.78	5.10	5.37	5.57
75	3.92	4.25	4.65	5.10	5.57	6.02	6.40
80	3.97	4.34	4.80	5.37	6.02	6.70	7.35
85	4.00	4.39	4.91	5.57	6.40	7.35	8.35

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.54	3.66	3.76	3.85	3.91	3.96	3.98
60	3.66	3.83	3.99	4.13	4.24	4.32	4.37
65	3.76	3.99	4.22	4.44	4.63	4.77	4.86
70	3.85	4.13	4.44	4.76	5.06	5.31	5.47
75	3.91	4.24	4.63	5.06	5.50	5.89	6.18
80	3.96	4.32	4.77	5.31	5.89	6.46	6.92
85	3.98	4.37	4.86	5.47	6.18	6.92	7.55

OPTION 3—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.53	3.65	3.75	3.82	3.87	3.89	3.90
60	3.65	3.81	3.96	4.07	4.15	4.20	4.21
65	3.75	3.96	4.16	4.34	4.46	4.53	4.56
70	3.82	4.07	4.34	4.58	4.76	4.86	4.91
75	3.87	4.15	4.46	4.76	4.99	5.13	5.20
80	3.89	4.20	4.53	4.86	5.13	5.30	5.38
85	3.90	4.21	4.56	4.91	5.20	5.38	5.46

OPTION 5—TABLE OF MONTHLY INSTALLMENTS PER $1,000. Fixed Payment for Specified Period
Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.61	17	6.23	24	4.84
		11	8.86	18	5.96	25	4.71
5	17.91	12	8.24	19	5.73	26	4.59
6	15.14	13	7.71	20	5.51	27	4.47
7	13.16	14	7.26	21	5.32	28	4.37
8	11.68	15	6.87	22	5.15	29	4.27
9	10.53	16	6.53	23	4.99	30	4.18

VARIABLE ANNUITY PAYMENT OPTIONS TABLE

BASIS OF COMPUTATION

The actuarial basis for the Table of Annuity Rates is the 1983a Annuity Mortality Table with projection and an effective annual Assumed Investment Rate of 3.5%. The mortality table is projected using Projection Scale G factors, assuming annuitization in the year 2000, and assumes an equal distribution of males and females. The Variable Annuity Payment Options Table does not include any applicable premium tax.

OPTIONS 1v & 4v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)

	Option 1v	Option 4v	Option 4v
Age of Annuitant	Life Annuity	Life Annuity (w/120 payments guaranteed)	Life Annuity (w/240 payments guaranteed)
55	4.33	4.30	4.19
56	4.41	4.37	4.25
57	4.49	4.44	4.31
58	4.57	4.52	4.37
59	4.66	4.61	4.43
60	4.76	4.70	4.50
61	4.86	4.79	4.56
62	4.98	4.89	4.63
63	5.09	5.00	4.70
64	5.22	5.11	4.77
65	5.36	5.22	4.84
66	5.50	5.35	4.91
67	5.66	5.48	4.98
68	5.83	5.61	5.05
69	6.00	5.76	5.12
70	6.20	5.91	5.18
71	6.40	6.06	5.25
72	6.62	6.23	5.31
73	6.86	6.39	5.36
74	7.12	6.57	5.42
75	7.39	6.75	5.46
76	7.69	6.93	5.51
77	8.01	7.12	5.55
78	8.35	7.31	5.58
79	8.72	7.50	5.62
80	9.11	7.69	5.64
81	9.54	7.88	5.67
82	10.00	8.07	5.69
83	10.50	8.24	5.70
84	11.03	8.42	5.72
85	11.60	8.58	5.73

OPTION 2v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.21	4.26	4.29
60	3.95	4.11	4.27	4.42	4.53	4.62	4.68
65	4.05	4.27	4.50	4.73	4.92	5.08	5.19
70	4.14	4.42	4.73	5.05	5.37	5.64	5.85
75	4.21	4.53	4.92	5.37	5.84	6.29	6.67
80	4.26	4.62	5.08	5.64	6.29	6.97	7.62
85	4.29	4.68	5.19	5.85	6.67	7.62	8.61

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000. (Monthly installments for ages not shown will be furnished upon request.)
Joint & 100% Survivor Life Annuity(w/120 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.83	3.95	4.05	4.14	4.20	4.25	4.27
60	3.95	4.11	4.27	4.41	4.52	4.60	4.65
65	4.05	4.27	4.50	4.72	4.91	5.05	5.14
70	4.14	4.41	4.72	5.03	5.33	5.58	5.75
75	4.20	4.52	4.91	5.33	5.77	6.16	6.45
80	4.25	4.60	5.05	5.58	6.16	6.72	7.17
85	4.27	4.65	5.14	5.75	6.45	7.17	7.80

OPTION 3v—TABLE OF MONTHLY INSTALLMENTS PER $1,000.
(Monthly installments for ages not shown will be furnished upon request)
Joint & 100% Survivor Life Annuity (w/240 payments guaranteed)

Age of Annuitant	Age of Annuitant
	55	60	65	70	75	80	85
55	3.82	3.94	4.03	4.11	4.15	4.18	4.19
60	3.94	4.09	4.24	4.35	4.43	4.47	4.49
65	4.03	4.24	4.44	4.61	4.73	4.80	4.83
70	4.11	4.35	4.61	4.84	5.02	5.12	5.17
75	4.15	4.43	4.73	5.02	5.25	5.38	5.45
80	4.18	4.47	4.80	5.12	5.38	5.55	5.62
85	4.19	4.49	4.83	5.17	5.45	5.62	5.70

OPTION 5v—TABLE OF MONTHLY INSTALLMENTS PER $1,000. Payments for a Specified Period
Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment	Number of Years	Monthly Payment
		10	9.83	17	6.47	24	5.09
		11	9.09	18	6.20	25	4.96
5	18.12	12	8.46	19	5.97	26	4.84
6	15.35	13	7.94	20	5.75	27	4.73
7	13.38	14	7.49	21	5.56	28	4.63
8	11.90	15	7.10	22	5.39	29	4.53
9	10.75	16	6.76	23	5.24	30	4.45

All other terms and conditions of the Contract remain unchanged.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/S/ CHRISTINE A. NIXON	/S/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

ANCHOR NATIONAL LIFE INSURANCE COMPANY

TAX SHELTERED ANNUITY ENDORSEMENT

This endorsement forms a part of the Contract/Certificate to which it is attached.

The following sentence is added to the paragraph defining eligible rollover distribution under DIRECT ROLLOVERS provision:

Additionally, any hardship distribution described in section 403(b)(11) or Section 403(b)(7)(A)(ii) of the Code made to the Employee after 1998 shall not be an eligible rollover distribution.

All other terms and conditions of the Contract/Certificate remain unchanged.

Signed for the Company at Los Angeles, California, to be effective as of the Contract/Certificate Date.

/S/ CHRISTINE A. NIXON	/S/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President

ANCHOR NATIONAL LIFE INSURANCE COMPANY
(the “Company”)

QUALIFIED PLAN ENDORSEMENT

ECONOMIC GROWTH AND TAX RELIEF RECONCILIATION ACT
(“EGTRRA”)

This Endorsement is made a part of the Contract or Certificate (“Contract”) to which it is attached. The Contract is issued in connection with certain employer-sponsored retirement plans or arrangements, which may be described under any of the following Code Sections: 401(a) (including 401(k)); 403(a); 403(b); 457(b)(the “Plan”). The Plan may limit the exercise by the Participant or a Beneficiary of rights under the Contract, including any endorsements thereto, and may limit the rights described in this Endorsement.

Section references are to the Code, which means The Internal Revenue Code of 1986 as now or hereafter amended. The term “Applicable Law” means laws that may either limit or compel the exercise of rights under the Contract, including, but not limited to, the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and the laws of the state in which the Contract was issued.

This Endorsement shall supersede any inconsistent provisions of the Contract or any Endorsement issued prior to or concurrent with this Endorsement.

1.  Contributions Limitations

        a.  Contributions (not including transfers and rollovers) may be made to this Contract up to the applicable limits set forth in the Code and Plan. If the Contract is issued under a Plan to which Code Section 402(g) applies, including Contracts issued under a 403(b) plan or arrangement, except as otherwise provided herein elective deferrals by the Participant to this Contract may not exceed the limit under Section 402(g).

        b.  Contributions properly made pursuant to Code Section 414(v) by Participants who otherwise qualify to make such contributions shall be disregarded in determining whether contributions to the Contract have exceeded the limits imposed under the Contract.

        c.  The Plan may require the Participant to temporarily cease contributions upon issuance of a distribution for financial hardship.

        d.  Contributions determined to be in excess of applicable limits, that are identified by the Company, by the Plan, or by the Participant, shall be returned to the Participant or to the Employer or held in an unallocated account, according to the requirements of Applicable Law. The Company will cooperate with the Plan and the sponsoring employer in the correction of excess contributions identified in an IRS examination; provided, however, that the Plan sponsor shall consult with the Company before entering into any agreement with regard to such excess amounts in the Contract.

2.  Distribution Eligibility and Portability

        a.  A Plan Participant may receive a distribution from this Contract following severance of employment with the employer sponsoring the Plan.

        b.  A distribution to a Plan Participant, or to a former spouse or surviving spouse of the Participant, which is an Eligible Rollover Distribution, may be transferred in a qualifying rollover to anyEligible Retirement Plan. For purposes of this paragraph, “Eligible Rollover Distribution” and “Eligible Retirement Plan” shall have the meaning given to them in the Code, as applicable to the type of plan under which the Contract is issued and/or maintained at the time of the distribution. Except as Applicable Law may otherwise provide, any Eligible Rollover Distribution from the Contract shall be subject to mandatory tax withholding if paid to the Participant, or where applicable, to the Participant’s former spouse or spousal beneficiary.

        c.  A Participant or Beneficiary may request a non-reportable plan-to-plan transfer of a portion of the Contract value to another plan or contract, subject to any applicable limitations in the Plan, the Contract, and Applicable Law.

        d.  An employer may not request a distribution of a Participant’s account to the Participant unless the employer is authorized to do so under the Plan and permitted to do so under Applicable Law.

        e.  This Contract will accept Eligible Rollover Distributions from other plans, provided however that rollovers of after-tax amounts will be permitted only with the advance written consent of an Officer of the Company. The Company may establish separate accounts for such rollover distributions, where administratively practicable, in order to maintain such separate records as may be necessary or appropriate.

        3.  Required Distributions. Except as otherwise required by Applicable Law, distributions to the Participant must commence by April 1 of the year following the year in which the Participant attains the age 70 ½ or, if later, retires from service with the Plan sponsor. Distributions to Participants and Beneficiaries shall be made in accordance with Code Section 401(a)(9) and regulations there under. Where permitted by Applicable Law, a Participant or a Beneficiary may aggregate this contract with other contracts issued under the plan, or in the case of 403(b) contracts, with other 403(b) contracts or accounts, in determining the distribution that must be taken from this Contract.

        4.  In the absence of federal legislative action, one or more of the provisions of the Code that are reflected in this Endorsement will automatically expire on January 1, 2011. In the event of such automatic expiration, such provisions shall cease to apply under this Endorsement.

Except as Applicable Law otherwise require, the provisions of this Endorsement shall be effective as of January 1, 2002, or the Contract Date of Issue, whichever is later.

ANCHOR NATIONAL LIFE INSURANCE COMPANY

/S/ CHRISTINE A. NIXON	/S/ JANA W. GREER
Christine A. Nixon Secretary	Jana W. Greer President